Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Second Quarter 2017 Financial Results

Total revenue of $63.3 million in the second quarter grew 9% year-over-year and 13% year-to-date versus the first half of 2016

Charleston, S.C. – August 3, 2017 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits management software, today announced its second quarter 2017 financial results.

“Benefitfocus outperformed our second quarter revenue and profitability targets,” said Shawn Jenkins, Co-Founder and Chief Executive Officer of Benefitfocus. “When we look at the combination of demand for our platform, strong revenue retention and profitability improvement, we continue to see a strengthening of our company.”

Jenkins added, “We continue to enhance our best-in-class platform, which we believe will position Benefitfocus to deliver accelerating revenue growth and margin expansion that will generate long-term shareholder value.”

Second Quarter 2017 Financial Highlights

Revenue

•

Total revenue was $63.3 million, an increase of 9% compared to the second quarter of 2016.  In the second quarter of 2016, we recognized as completed $5.1 million of lump sum total ACA reporting revenue, whereas as completed ACA reporting revenue was recognized in the first quarter of 2017.  To normalize for this shift, we recommend investors to view our total revenue, software services revenue, professional services revenue and employer revenue on a year-to-date basis.

•	Software services revenue was $53.6 million, an increase of 5% compared to the second quarter of 2016.
•	Professional services revenue was $9.8 million, an increase of 43% compared to the second quarter of 2016.
•	Employer revenue was $38.8 million, an increase of 7% compared to the second quarter of 2016.
•	Insurance Carrier revenue was $24.5 million, an increase of 13% compared to the second quarter of 2016.

Net Loss

•

GAAP net loss was ($4.5) million, compared to ($11.0) million in the second quarter of 2016. GAAP net loss per share was ($0.14), based on 31.1 million basic and diluted weighted average common shares outstanding, compared to ($0.37) for the second quarter of 2016, based on 29.5 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($1.5) million, compared to ($6.5) million in the second quarter of 2016. Non-GAAP net loss per share was ($0.05), based on 31.1 million basic and diluted weighted average common shares outstanding, compared to ($0.22) for the second quarter of 2016, based on 29.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $5.4 million, compared to ($1.4) million in the second quarter of 2016.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash, cash equivalents and marketable securities at June 30, 2017 totaled $59.4 million, compared to $57.7 million at the end of the first quarter of 2017.

Second Quarter and Recent Business Highlights

•	We ended the quarter with 893 large employer customers, up from 803 at the end of the year-ago period and 853 at the end of the first quarter of 2017.
•	We have signed 15 new Enterprise Accounts with more than 10,000 lives year-to-date.
•

We announced our Summer Software Release, which includes new tools and features designed to help HR leaders and carriers streamline enrollment and provide a personalized consumer-like experience.  These new tools are designed to increase data accuracy, improve system performance, simplify employee onboarding and better manage benefits content and communication.

•	We hosted our second annual Open Enrollment Success Week that included over 90 sessions and workshops to educate on and inspire new ways to engage employees in benefits enrollment.
•

We appointed Robert Dahdah as Executive Vice President, Global Sales. Prior to joining Benefitfocus, Dahdah served as Senior Vice President of Global Sales for Verizon Telematics, Inc., one of the world’s largest SaaS IoT providers. Prior to Verizon Telematics, Dahdah served in multiple roles at Automatic Data Processing, Inc., or ADP, most recently as its Senior Vice President, Sales- Global Enterprise Solutions International, where he led sales and distribution for over 100 countries outside of the United States.

•

We also appointed Jonathon E. Dussault as Chief Financial Officer. Prior to joining Benefitfocus, Dussault served as Senior Vice President and Senior Finance Officer of WEX Health, Inc. (formerly Evolution1, Inc.), a leading provider of cloud-based Health Savings Account technology and payment solutions for the healthcare industry and a subsidiary of global payments processing company, WEX, Inc. Prior to that, Dussault served in multiple roles at Evolution1, most recently as Chief Financial Officer, until its acquisition by WEX.

Business Outlook

Based on information available as of August 3, 2017, Benefitfocus is providing guidance for the third quarter and full year 2017 as indicated below.

Third Quarter 2017:

•	Total revenue is expected to be in the range of $61.5 million to $62.5 million.
•

Non-GAAP net loss is expected to be in the range of ($5.0) million to ($4.0) million, or ($0.16) to ($0.13) per share, based on 31.2 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $1.0 million to $2.0 million.

Full Year 2017:

•	Total revenue is expected to be in the range of $255.0 million to $258.0 million.
•

Non-GAAP net loss is expected to be in the range of ($10.5) million to ($7.5) million, or ($0.34) to ($0.24) per share, based on 31.0 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $14.0 million to $17.0 million.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, August 3, 2017, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9039 (domestic) or (201) 689-8470 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until August 10, 2017, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13664967.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides a leading cloud-based benefits management platform that simplifies how organizations and individuals shop for, enroll in, manage and exchange benefits. Every day, leading employers, insurance companies and the consumers they serve rely on our platform to manage, scale and exchange benefits data seamlessly. In an increasingly complex benefits landscape, we bring order to chaos so our clients and their employees have access to better information, make better decisions and lead better lives. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income (loss), net loss, net loss per common share and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating income (loss), net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, offering costs expensed, if any, and beginning in the second quarter of 2017, costs not core to our business, if any.  The exclusion of costs not core to our business from these non-GAAP financial measures had a minimal impact on such measures for the three and six months ended June 30, 2017 and no material impact on such measures in prior periods. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense , expense related to the impairment of goodwill and intangible assets, and costs not core to our business.  Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents  these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve profitability; fluctuations in our financial results; risks related to changing healthcare and other applicable regulations; our ability to maintain our culture and recruit and retain qualified personnel; general economic risks;  the immature and volatile market for our products and services; the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$63,348	$57,874	$127,519	$112,666
Cost of revenue (1)(2)	28,828	29,750	60,429	59,047
Gross profit	34,520	28,124	67,090	53,619
Operating expenses:(1)(2)
Sales and marketing	17,646	14,761	34,923	28,335
Research and development	12,473	14,180	24,654	29,195
General and administrative	5,877	8,274	13,634	16,669
Total operating expenses	35,996	37,215	73,211	74,199
Loss from operations	(1,476)	(9,091)	(6,121)	(20,580)
Other income (expense):
Interest income	47	36	74	92
Interest expense on building lease financing obligations	(1,861)	(1,710)	(3,721)	(3,426)
Interest expense on other borrowings	(1,210)	(231)	(2,272)	(429)
Other expense	(1)	(3)	(149)	(3)
Total other expense, net	(3,025)	(1,908)	(6,068)	(3,766)
Loss before income taxes	(4,501)	(10,999)	(12,189)	(24,346)
Income tax expense	5	5	5	10
Net loss	$(4,506)	$(11,004)	$(12,194)	$(24,356)
Comprehensive loss	$(4,506)	$(11,004)	$(12,194)	$(24,356)

Net loss per common share:
Basic and diluted	$(0.14)	$(0.37)	$(0.40)	$(0.83)
Weighted-average common shares outstanding:
Basic and diluted	31,076,995	29,459,341	30,868,888	29,336,270

(1) Stock-based compensation included in above line items:
Cost of revenue	$459	$770	$1,121	$1,318
Sales and marketing	924	838	2,256	1,470
Research and development	739	1,059	1,457	2,527
General and administrative	740	1,783	2,416	3,868

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$35	$38	$71	$74
Sales and marketing	13	10	26	20
Research and development	12	13	24	28
General and administrative	5	4	8	7

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of June 30, 2017	As of December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$59,395	$56,853
Marketable securities	–	2,007
Accounts receivable, net	26,952	28,340
Accounts receivable, related party, net	907	4,626
Prepaid expenses and other current assets	6,247	4,449
Total current assets	93,501	96,275
Property and equipment, net	76,410	80,518
Intangible assets, net	279	408
Goodwill	1,634	1,634
Other non-current assets	1,216	1,575
Total assets	$173,040	$180,410
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$5,146	$5,829
Accrued expenses	8,490	10,867
Accrued compensation and benefits	14,678	17,347
Deferred revenue, current portion	32,307	35,426
Revolving line of credit, current portion	20,000	20,000
Financing and capital lease obligations, current portion	3,232	2,604
Total current liabilities	83,853	92,073
Deferred revenue, net of current portion	32,791	40,412
Revolving line of credit, net of current portion	32,246	20,246
Financing and capital lease obligations, net of current portion	56,654	57,934
Other non-current liabilities	2,590	3,056
Total liabilities	208,134	213,721
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at June 30, 2017 and December 31, 2016	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 31,134,394 and 30,429,014 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	31	30
Additional paid-in capital	345,860	335,059
Accumulated deficit	(380,985)	(368,400)
Total stockholders' deficit	(35,094)	(33,311)
Total liabilities and stockholders' deficit	$173,040	$180,410

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities
Net loss	$(12,194)	$(24,356)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	7,945	6,310
Stock-based compensation expense	7,250	9,183
Interest accrual on financing obligation	3,747	3,426
Loss on disposal or impairment of property and equipment	149	7
Provision for doubtful accounts	61	(22)
Changes in operating assets and liabilities:
Accounts receivable, net	5,047	(1,582)
Accrued interest on short-term investments	7	158
Prepaid expenses and other current assets	(1,798)	(72)
Other non-current assets	359	291
Accounts payable	(1,288)	(1,279)
Accrued expenses	(1,805)	741
Accrued compensation and benefits	(2,669)	(3,196)
Deferred revenue	(10,740)	(9,932)
Other non-current liabilities	(467)	87
Net cash and cash equivalents used in operating activities	(6,396)	(20,236)
Cash flows from investing activities
Purchases of short-term investments held to maturity	–	(2,004)
Proceeds from maturity of short-term investments held to maturity	2,000	31,225
Purchases of property and equipment	(3,825)	(4,964)
Net cash and cash equivalents (used in) provided by investing activities	(1,825)	24,257
Cash flows from financing activities
Draws on revolving line of credit	53,000	34,000
Payments on revolving line of credit	(41,000)	(25,000)
Proceeds from exercises of stock options and ESPP	3,161	1,593
Remittance of taxes upon vesting of restricted stock units	–	(202)
Payments on financing and capital lease obligations	(4,398)	(5,557)
Net cash and cash equivalents provided by financing activities	10,763	4,834
Net increase in cash and cash equivalents	2,542	8,855
Cash and cash equivalents, beginning of period	56,853	48,074
Cash and cash equivalents, end of period	$59,395	$56,929

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$732	$1,397
Property and equipment purchased with financing and capital lease obligations	$—	$2,099
Post contract support purchased with financing obligations	$—	$1,182

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$34,520	$28,124	$67,090	$53,619
Amortization of acquired intangible assets	35	38	71	74
Stock-based compensation expense	459	770	1,121	1,318
Total net adjustments	494	808	1,192	1,392
Non-GAAP gross profit	$35,014	$28,932	$68,282	$55,011

Reconciliation from Operating Loss to Non-GAAP Operating Income (Loss):
Operating loss	$(1,476)	$(9,091)	$(6,121)	$(20,580)
Amortization of acquired intangible assets	65	65	129	129
Stock-based compensation expense	2,862	4,450	7,250	9,183
Costs not core to our business	121	—	121	—
Total net adjustments	3,048	4,515	7,500	9,312
Non-GAAP operating income (loss)	$1,572	$(4,576)	$1,379	$(11,268)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(4,506)	$(11,004)	$(12,194)	$(24,356)
Depreciation	3,081	2,509	6,192	4,862
Amortization of software development costs	794	693	1,624	1,319
Amortization of acquired intangible assets	65	65	129	129
Interest income	(47)	(36)	(74)	(92)
Interest expense on building lease financing obligations	1,861	1,710	3,721	3,426
Interest expense on other borrowings	1,210	231	2,272	429
Income tax expense	5	5	5	10
Stock-based compensation expense	2,862	4,450	7,250	9,183
Costs not core to our business	121	—	121	—
Total net adjustments	9,952	9,627	21,240	19,266
Adjusted EBITDA	$5,446	$(1,377)	$9,046	$(5,090)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(4,506)	$(11,004)	$(12,194)	$(24,356)
Amortization of acquired intangible assets	65	65	129	129
Stock-based compensation expense	2,862	4,450	7,250	9,183
Costs not core to our business	121	—	121	—
Total net adjustments	3,048	4,515	7,500	9,312
Non-GAAP net loss	$(1,458)	$(6,489)	$(4,694)	$(15,044)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(1,458)	$(6,489)	$(4,694)	$(15,044)

Weighted average shares outstanding - basic and diluted	31,076,995	29,459,341	30,868,888	29,336,270
Shares used in computing non-GAAP net loss per share - basic and diluted	31,076,995	29,459,341	30,868,888	29,336,270
Non-GAAP net loss per common share - basic and diluted	$(0.05)	$(0.22)	$(0.15)	$(0.51)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Third Quarter 2017		Full Year 2017
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(10.5)	$(9.5)	$(29.0)	$(26.0)
Depreciation and amortization	3.7	3.7	15.3	15.3
Interest income	—	—	—	—
Interest expense	2.4	2.4	9.6	9.6
Income tax expense	—	—	—	—
Stock-based compensation expense	5.0	5.0	17.4	17.4
Costs not core to business	0.4	0.4	0.7	0.7
Total net adjustments	11.5	11.5	43.0	43.0
Adjusted EBITDA - Guidance range	$1.0	$2.0	$14.0	$17.0

Reconciliation from Net Loss Guidance to Non-GAAP Net Loss Guidance:
Net loss - Guidance range	$(10.5)	$(9.5)	$(29.0)	$(26.0)
Amortization of acquired intangible assets	0.1	0.1	0.4	0.4
Stock-based compensation expense	5.0	5.0	17.4	17.4
Costs not core to business	0.4	0.4	0.7	0.7
Total net adjustments	5.5	5.5	18.5	18.5
Non-GAAP net loss - Guidance range	$(5.0)	$(4.0)	$(10.5)	$(7.5)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net loss - Guidance range	$(5.0)	$(4.0)	$(10.5)	$(7.5)

Weighted average shares outstanding - basic and diluted	31.2	31.2	31.0	31.0
Shares used in computing non-GAAP net loss per share - basic and diluted	31.2	31.2	31.0	31.0
Non-GAAP net loss per common share - basic and diluted	$(0.16)	$(0.13)	$(0.34)	$(0.24)